EQUITY	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
EQUITY
EQUITY

At December 31, 2014, the Company had authorization to maintain up to 34.0 million shares of treasury stock under its stock repurchase program as approved by the Board of Directors. Under its stock repurchase program, the Company purchased 3,271,628 shares and 2,685,796 shares during 2014 and 2013, respectively, at an average price of $49.88 and $43.94, respectively. The Company held 21.9 million and 20.5 million of treasury stock shares at December 31, 2014 and 2013, respectively. During 2014, the Company repurchased outstanding shares at a value of $163.2 million. The Company also received proceeds of $49.0 million primarily as a result of 1.5 million stock options exercised during the year ended December 31, 2014. During 2013, the Company repurchased outstanding shares at a value of $118.0 million. The Company also received proceeds of $66.9 million primarily as a result of 2.3 million stock options exercised during the year ended December 31, 2013. It is the Company’s practice to issue shares from treasury stock when options are exercised. The tax benefit realized for the options exercised during the year ended December 31, 2014 and 2013 is $2.1 million and $2.4 million, respectively.

The following table represents total outstanding shares for the years ended December 31:

(in thousands)	Common Shares	Treasury Shares	Outstanding Shares

Balance at December 31, 2011	162,776	(21,144)	141,632
Shares issued	—	1,688	1,688
Repurchase of common stock at cost	—	(998)	(998)

Balance at December 31, 2012	162,776	(20,454)	142,322
Shares issued	—	2,605	2,605
Repurchase of common stock at cost	—	(2,686)	(2,686)

Balance at December 31, 2013	162,776	(20,535)	142,241
Shares issued	—	1,875	1,875
Repurchase of common stock at cost	—	(3,272)	(3,272)

Balance at December 31, 2014	162,776	(21,932)	140,844

The Company maintains the 2010 Equity Incentive Plan (the “Plan”) under which it may grant non-qualified stock options (“NQSO”), incentive stock options, restricted stock, restricted stock units (“RSU”) and stock appreciation rights, collectively referred to as “Awards.” Awards are granted at exercise prices that are equal to the closing stock price on the date of grant. The Company authorized grants under the Plan of 13.0 million shares of common stock, plus any unexercised portion of cancelled or terminated stock options granted under the DENTSPLY International Inc. 2002 Equity Incentive Plan, as amended, subject to adjustment as follows: each January, if 7% of the total outstanding common shares of the Company exceed 13.0 million, the excess becomes available for grant under the Plan. No more than 2.5 million shares may be awarded as restricted stock and RSU, and no key employee may be granted restricted stock and RSU in excess of approximately 0.2 million shares of common stock in any calendar year. The number of shares available for grant under the 2010 Plan at December 31, 2014 is 8.2 million.

Stock options granted become exercisable over a period of three years after the date of grant at the rate of one-third per year and generally expire ten years after the date of grant under these plans. RSU vest 100% on the third anniversary of the date of grant and are subject to a service condition, which requires grantees to remain employed by the Company during the three-year period following the date of grant. Under the terms of the RSU, the three-year period is referred to as the restricted period. RSU and the rights under the award may not be sold, assigned, transferred, donated, pledged or otherwise disposed of during the three-year restricted period prior to vesting. In addition to the service condition, certain key executives are granted RSU subject to performance requirements during the first year of the RSU award. If actual performance against the goals is not met the RSU granted is adjusted to reflect the achievement level. Upon the expiration of the applicable restricted period and the satisfaction of all conditions imposed, all restrictions imposed on RSU will lapse, and one share of common stock will be issued as payment for each vested RSU. All awards become immediately exercisable upon death, disability or qualified retirement. Awards are expensed as compensation over their respective vesting periods or to the eligible retirement date if shorter.

The following table represents total stock based compensation expense and the tax related benefit for the years ended:

	December 31,
(in thousands)	2014	2013	2012

Stock option expense	$8,838	$10,554	$11,126
RSU expense	15,399	13,059	9,644
Total stock based compensation expense	$24,237	$23,613	$20,770

Related deferred income tax benefit	$6,744	$6,057	$5,775

There were 1.8 million non-qualified stock options unvested at December 31, 2014. The remaining unamortized compensation cost related to non-qualified stock options is $9.4 million, which will be expensed over the weighted average remaining vesting period of the options, or 1.3 years. The unamortized compensation cost related to RSU is $19.9 million, which will be expensed over the remaining weighted average restricted period of the RSU, or 1.2 years.

The Company uses the Black-Scholes option-pricing model to estimate the fair value of each option awarded. The following table sets forth the average assumptions used to determine compensation cost for the Company’s NQSO issued during the years ended:

	December 31,
	2014	2013	2012

Weighted average fair value per share	$9.41	$9.30	$8.91
Expected dividend yield	0.59%	0.53%	0.57%
Risk-free interest rate	1.61%	0.87%	0.93%
Expected volatility	21.6%	24.7%	26.0%
Expected life (years)	5.13	4.98	5.10

The total intrinsic value of options exercised for the years ended December 31, 2014, 2013 and 2012 was $28.8 million, $34.3 million and $21.1 million, respectively.

The following table summarizes the NQSO transactions for the year ended December 31, 2014:

	Outstanding			Exercisable
(in thousands, except per share amounts)	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value

December 31, 2013	8,295	$35.04	$111,450	6,225	$33.67	$92,200
Granted	929	45.27
Exercised	(1,539)	31.89
Cancelled	(4)	45.04
Forfeited	(58)	41.26
December 31, 2014	7,623	$36.87	$124,988	5,775	$35.05	$105,210

The weighted average remaining contractual term of all outstanding options is 5.6 years and the weighted average remaining contractual term of exercisable options is 4.7 years.

The following table summarizes information about NQSO outstanding for the year ended December 31, 2014:

			Outstanding			Exercisable
(in thousands, except per share amounts and life)			Number Outstanding at December 31,	Weighted Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Number Exercisable at December 31,	Weighted Average Exercise Price
Range of
Exercise Prices			2014			2014

20.01	-	30.00	1,288	3.3	$26.54	1,288	$26.54
30.01	-	40.00	3,839	5.6	35.87	3,453	35.57
40.01	-	50.00	2,496	6.9	43.75	1,034	43.93
			7,623	5.6	$36.87	5,775	$35.05

The following table summarizes the unvested RSU transactions for the year ended December 31, 2014:

	Unvested Restricted Stock Units
	Shares	Weighted Average Grant Date Fair Value
(in thousands, except per share amounts)

Unvested at December 31, 2013	1,131	$38.81
Granted	447	45.20
Vested	(282)	36.60
Forfeited	(119)	40.90
Unvested at December 31, 2014	1,177	$41.55